                                                                     Exhibit 4.1


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
NUMBER                                 GLOBECOMM SYSTEMS INC.                                      SHARES



INCORPORATED UNDER THE LAWS                                                            SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                                                                       CUSIP  37956X 10 3
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THIS CERTIFIES THAT







is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                           GLOBECOMM SYSTEMS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

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
     WITNESS the facsimile seal of the Corporation and the signatures of                        its duly authorized officers.

     Dated:


                 /s/ Thomas A. DiCicco                                                      /s/ Kenneth A. Miller
                        SECRETARY                                                                 PRESIDENT


                                                    [GLOBECOMM SYSTEMS INC.
                                                 DELAWARE CORPORATE SEAL 1994]


                                                                                          COUNTERSIGNED AND REGISTERED:
                                                                                          AMERICAN STOCK TRANSFER & TRUST COMPANY.
                                                                                                      TRANSFER AGENT AND REGISTRAR


                                                                                                              AUTHORIZED SIGNATURE

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

Globecomm Systems Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common                                    UNIF GIFT MIN ACT -- .........Custodian..................
TEN ENT -- as tenants by the entireties                                                   (Cust)           (Minor)
JT TEN -- as joint tenants with right of                                               under Uniform Gifts to Minors
          survivorship and not as tenants                                              Act.........................
          in common                                                                                (State)
                                                                   UNIF TRF MIN ACT -- .........(Custodian (until age.......)
                                                                                          (Cust)
                                                                                       ...........under Uniform Transfers
                                                                                          (Minor)
                                                                                       to Minors Act.........................
                                                                                                        (State)
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      Additional abbreviations may also be used though not in the above list.



For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

/                        /

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated__________________________________


                                       X_______________________________

                                       X_______________________________
                                        THE SIGNATURE(S) TO THIS ASSIGNMENT
                               NOTICE:  MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATEVER.



Signature(s) Guaranteed


By______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.